Fees Summary	Mar. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 230,450,010.7
Previously Paid Amount	0
Total Fee Amount	16,321.9
Total Offset Amount	0
Net Fee	$ 16,321.9